                                                                      EX-99. (m)

                                   APPENDIX A

                                DISTRIBUTION PLAN
                             WELLS FARGO FUNDS TRUST

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
ASIA PACIFIC FUND
   Class C                                             0.75

ASSET ALLOCATION FUND
   Class B                                             0.75
   Class C                                             0.75

CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Class C                                             0.75

CALIFORNIA TAX-FREE FUND
   Class B                                             0.75
   Class C                                             0.75

CAPITAL GROWTH FUND
   Class C                                             0.75

COLORADO TAX-FREE FUND/1/
   Class B                                             0.75

COMMON STOCK FUND
   Class B                                             0.75
   Class C                                             0.75

C&B LARGE CAP VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

C&B MID CAP VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

DISCOVERY FUND
   Class C                                             0.75

DIVERSIFIED EQUITY FUND
   Class B                                             0.75
   Class C                                             0.75

EMERGING GROWTH FUND/2/
   Class C                                             0.75

EMERGING MARKETS EQUITY FUND
   Class B                                             0.75
   Class C                                             0.75

ENDEAVOR LARGE CAP FUND/3/
   Class B                                             0.75
   Class C                                             0.75

ENDEAVOR SELECT FUND
   Class B                                             0.75
   Class C                                             0.75

----------
/1/ On February 6, 2008, the Board of Trustees approved the addition of Class C to the Colorado Tax-Free Fund with a maximum 12b-1 fee of 0.25, effective on or about March 31, 2008.

/2/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Emerging Growth Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/3/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
ENTERPRISE FUND/4/
   Class C                                             0.75

EQUITY INCOME FUND
   Class B                                             0.75
   Class C                                             0.75

EQUITY INDEX FUND/5/
   Class B                                             0.75

EQUITY VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

GOVERNMENT SECURITIES FUND/6/
   Class C                                             0.75

GROWTH BALANCED FUND
   Class B                                             0.75
   Class C                                             0.75

GROWTH EQUITY FUND
   Class B                                             0.75
   Class C                                             0.75

GROWTH FUND
   Class C                                             0.75

GROWTH AND INCOME FUND/7/
   Class B                                             0.75
   Class C                                             0.75

HIGH INCOME FUND/8/
   Class B                                             0.75
   Class C                                             0.75

HIGH YIELD BOND FUND/9/
   Class B                                             0.75
   Class C                                             0.75

INCOME PLUS FUND
   Class B                                             0.75
   Class C                                             0.75

----------
/4/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Enterprise Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/6/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval of the fund merger, Class B shares will be added to the Government Securities Fund before the end of third quarter of 2008 with a maximum 12b-1 fee of 0.75.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of third quarter of 2008. At that time, Class B and Class C shares will be added with a maximum 12b-1 fee of 0.75 and the Fund will change its name to the Large Company Core Fund.

/8/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval of the fund merger, Class B and Class C shares will be added to the High Income Fund before the end of the third quarter of 2008 with maximum 12b-1 fees of 0.75.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
INDEX FUND/10/
   Class B                                             0.75

INFLATION-PROTECTED BOND FUND
   Class B                                             0.75
   Class C                                             0.75

INTERMEDIATE GOVERNMENT INCOME FUND/11/
   Class B                                             0.75
   Class C                                             0.75

INTERMEDIATE TAX-FREE FUND/12/
   Class C                                             0.75

INTERNATIONAL CORE FUND
   Class B                                             0.75
   Class C                                             0.75

INTERNATIONAL EQUITY FUND
   Class B                                             0.75
   Class C                                             0.75

INTERNATIONAL VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

LARGE CAP APPRECIATION FUND
   Class B                                             0.75
   Class C                                             0.75

LARGE COMPANY CORE FUND/13/
   Class B                                             0.75
   Class C                                             0.75

LARGE COMPANY GROWTH FUND
   Class B                                             0.75
   Class C                                             0.75

MANAGED ACCOUNT COREBUILDER SHARES SERIES G/14/        0.00

MANAGED ACCOUNT COREBUILDER SHARES SERIES G/14/        0.00

MID CAP DISCIPLINED FUND
   Class C                                             0.75

MID CAP GROWTH FUND
   Class B                                             0.75
   Class C                                             0.75

MINNESOTA TAX-FREE FUND
   Class B                                             0.75
   Class C                                             0.75

----------
/10/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the fund merger, Class B shares will be added to the Index Fund before the end of the third quarter of 2008 with a maximum 12b-1 fee of 0.75.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the establishment of the Wells Fargo Managed Account CoreBuilder Shares Series G and the Wells Fargo Managed Account CoreBuilder Shares Series M, which are expected to commence operations on or about February 29, 2008.

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
MODERATE BALANCED FUND
   Class B                                             0.75
   Class C                                             0.75

MONEY MARKET FUND
   Class B                                             0.75

MUNICIPAL BOND FUND
   Class B                                             0.75
   Class C                                             0.75

NATIONAL LIMITED-TERM TAX-FREE FUND/15/
   Class B                                             0.75
   Class C                                             0.75

NATIONAL TAX-FREE FUND/16/
   Class B                                             0.75
   Class C                                             0.75

OPPORTUNITY FUND/17/
   Class C                                             0.75

OVERLAND EXPRESS SWEEP FUND                            0.25

SHORT DURATION GOVERNMENT BOND FUND
   Class B                                             0.75
   Class C                                             0.75

SHORT-TERM BOND FUND/18/
   Class C                                             0.75

SHORT-TERM HIGH YIELD BOND FUND/19/
   Class C                                             0.75

SHORT-TERM MUNICIPAL BOND FUND
   Class C                                             0.75

SMALL CAP DISCIPLINED FUND/20/
   Class C                                             0.75

SMALL CAP GROWTH FUND
   Class B                                             0.75
   Class C                                             0.75

SMALL CAP VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

SMALL COMPANY GROWTH
   Class B                                             0.75
   Class C                                             0.75

----------
/15/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Opportunity Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/18/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Short-Term Bond Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/19/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Short-Term High Yield Bond Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/20/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Small Cap Disciplined Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
SMALL COMPANY VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

SMALL/MID CAP VALUE FUND
   Class C                                             0.75

SPECIALIZED FINANCIAL SERVICES FUND
   Class B                                             0.75
   Class C                                             0.75

SPECIALIZED TECHNOLOGY FUND
   Class B                                             0.75
   Class C                                             0.75

STABLE INCOME FUND
   Class B                                             0.75
   Class C                                             0.75

STRATEGIC INCOME FUND
   Class B                                             0.75
   Class C                                             0.75

STRATEGIC SMALL CAP VALUE FUND
   Class C                                             0.75

TARGET TODAY FUND
   Class B                                             0.75
   Class C                                             0.75

TARGET 2010 FUND
   Class B                                             0.75
   Class C                                             0.75

TARGET 2020 FUND
   Class B                                             0.75
   Class C                                             0.75

TARGET 2030 FUND
   Class B                                             0.75
   Class C                                             0.75

TARGET 2040 FUND
   Class B                                             0.75
   Class C                                             0.75

TOTAL RETURN BOND FUND
   Class B                                             0.75
   Class C                                             0.75

ULTRA-SHORT DURATION BOND FUND/21/
   Class B                                             0.75
   Class C                                             0.75

ULTRA SHORT-TERM INCOME FUND/22/
   Class C                                             0.75

----------
/21/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and the addition of Class C shares to the Ultra Short-Term Income Fund, with a maximum 12b-1 fee of 0.75 effective before the end of the third quarter of 2008.

FUNDS TRUST                                           MAXIMUM
FUNDS AND SHARE CLASSES*                          RULE 12B-1 FEE
----------------------------------------------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND/23/
   Class C                                             0.75

U.S. VALUE FUND
   Class B                                             0.75
   Class C                                             0.75

VALUE FUND/24/
   Class B                                             0.75
   Class C                                             0.75

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO        0.75

WEALTHBUILDER EQUITY PORTFOLIO                         0.75

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO              0.75

WEALTHBUILDER GROWTH BALANCED PORTFOLIO                0.75

WEALTHBUILDER MODERATE BALANCED PORTFOLIO              0.75

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                0.75

WISCONSIN TAX-FREE FUND
   Class C                                             0.75

Most recent annual approval by the Board of Trustees: March 30, 2007 Appendix A amended: February 6, 2008

----------
/23/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Ultra Short-Term Municipal Income Fund with a maximum 12b-1 fee of 0.75, effective on or about March 31, 2008.

/24/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

* On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.